UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    Filed Pursuant to Section 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 16, 1997




                              CAPSTAR HOTEL COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                     1-12017               52-1979383
(State or other jurisdiction    (Commission File   (IRS Employer Identification
       of incorporation)              Number)               Number)



                           1010 Wisconsin Avenue, N.W.
                                   Suite 650
                             Washington, D.C. 20007
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (202) 965-4455




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ITEM 2.     ACQUISITIONS

      On July 16, 1997, CapStar Hotel Company ("CapStar") completed the acquisition of The Georgetown Inn Hotel and the Radisson Hotel & Suites (the "Additional Portfolio") for an aggregate purchase price of $60 million. Certain financial statements and pro forma information in respect of such acquisitions will be filed within the time period prescribed by regulation S-X of the Securities Act of 1933, as amended.


ITEM 5.     OTHER EVENTS


      On July 25, 1997, CapStar announced its intention to offer $150 million in aggregate amount of senior subordinated notes due 2007. A copy of the press release regarding such private offering is attached as Exhibit 99 to this current report.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA

            FINANCIAL INFORMATION AND EXHIBITS


      (c)   The following are exhibits to this report and are filed herewith:

            Exhibit 99-Press Release, dated July 25, 1997.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    CAPSTAR HOTEL COMPANY
                    (Registrant)



                    By:   /S/ John Emery
                       -------------------------------
                       John Emery
                       Chief Financial Officer


Dated:  July 30, 1997



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                                  EXHIBIT INDEX

                             CAPSTAR HOTEL COMPANY

                           Current Report on Form 8-K
                               Dated July 30, 1997


EXHIBIT NO.                         DESCRIPTION

    99                  Press Release, dated July 25, 1997.